                                                                   EXHIBIT 10.27

                               ILEX ONCOLOGY, INC.

                    2001 UK EMPLOYEE STOCK COMPENSATION PLAN
                          (effective 19 December, 2001)

                               ILEX ONCOLOGY, INC.
                    2001 UK EMPLOYEE STOCK COMPENSATION PLAN

                                TABLE OF CONTENTS


                                                                           Section
                                                                           -------
ARTICLE I - PLAN

          Purpose.............................................................1.1
          Term of Plan........................................................1.2

ARTICLE II - DEFINITIONS

          Act.................................................................2.1
          Affiliate ..........................................................2.2
          Award...............................................................2.3
          Board...............................................................2.5
          Committee...........................................................2.6
          Company.............................................................2.7
          Control.............................................................2.8
          Corporate Change....................................................2.9
          Disability.........................................................2.11
          Employee...........................................................2.12
          Exchange Act.......................................................2.13
          Fair Market Value..................................................2.14
          Holder.............................................................2.15
          Non-Employee Director..............................................2.16
          Option.............................................................2.17
          Outside Director...................................................2.18
          Plan...............................................................2.19
          Retirement.........................................................2.20
          Stock..............................................................2.21

ARTICLE III - GENERAL PROVISIONS RELATING TO AWARDS

          Authority to Grant Awards...........................................3.1
          Dedicated Shares; Maximum Awards....................................3.2
          Non-Transferability.................................................3.3
          Requirements of Law.................................................3.4
          Recapitalization or Reorganization of the Company...................3.5

ARTICLE IV - OPTIONS

          Exercise Price......................................................4.1
          Duration of Options.................................................4.2
          Amount Exercisable..................................................4.3
          Exercise of Options.................................................4.4
          Exercise on Termination of Employment...............................4.5
          No Rights as Stockholder............................................4.6

                                       i


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

ARTICLE V - ADMINISTRATION

ARTICLE VI - AMENDMENT OR TERMINATION OF PLAN

ARTICLE VII - MISCELLANEOUS
          No Establishment of a Trust Fund....................................7.1
          No Employment or Affiliation Obligation.............................7.2
          Loss of Employment..................................................7.3
          Forfeiture .........................................................7.4
          Evidence of the Award...............................................7.5
          Gender..............................................................7.6
          Headings............................................................7.7
          Other Compensation Plans............................................7.8
          Other Options or Awards.............................................7.9
          Governing Law......................................................7.10

                                    ARTICLE I

                                      PLAN

                  1.1 PURPOSE. The Plan is intended to advance the best interests of the Company and its stockholders by providing those employees and directors who have responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue to serve the Company or any of its Affiliates. The Plan, an Appendix to the Company's 2000 Employee Stock Compensation Plan, is governed and administered as set forth below.

                  1.2 TERM OF PLAN. The Plan is effective upon the date stated in the Plan approval letter issued by the Board of the Inland Revenue. No Award may be granted under the Plan before the Board of the Inland Revenue formally approves the Plan or after March 31, 2010. The Plan shall remain in effect until all Awards under the Plan have been satisfied or expired.

                                   ARTICLE II

                                   DEFINITIONS

                  The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

                  2.1      "ACT" means the Income and Corporation Taxes Act
                           1988.

                  2.2 "AFFILIATE" means any entity in which the Company has an ownership interest of fifty percent (50%) or more, which is a subsidiary within the meaning of Section 736 of the Companies Act 1985 and which is under the Control of the Company.

                  2.3      "AWARD" means any Option granted under the Plan.

                  2.4 "AWARD AGREEMENT" means the agreement evidencing the terms of an Award described in Section 7.5.

                  2.5      "BOARD" means the board of directors of the Company.

                  2.6 "COMMITTEE" means a committee of at least two persons appointed by the Board. The Committee shall be comprised solely of persons who are both Non-Employee Directors and Outside Directors.

                  2.7 "COMPANY" means ILEX Oncology, Inc, a Delaware corporation.

                  2.8 "CONTROL" means control as defined in Section 840 of the Act.

                  2.9 "CORPORATE CHANGE" shall have the meaning ascribed to it in Section 3.5.

                  2.10 "DIRECTOR" shall mean an individual who holds the legal office of a director of a company

                  2.11 "DISABILITY" means a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Holder from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Holder was engaged in, or did not result from having engaged in, an indictable offence; (b) did not result from alcoholism or addiction to narcotics; and (d) did not result from an intentionally self-inflicted injury.

                  2.12 "EMPLOYEE" means a bona fide employee of the Company or any of its Affiliates who meets the following requirements:

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                  (i)      if a Director, is required by the terms of his
                           employment or office to work for the Company or any Affiliate for 25 hours or more per week (exclusive of meal breaks); and

                  (ii) is not precluded from participation by reference to the "material interest" provisions of paragraph 8 of
                           Schedule 9 to the Act.

                  2.13 "EXCHANGE ACT" means the US Securities Exchange Act of 1934, as amended.

                  2.14 "FAIR MARKET VALUE" of the Stock as of any date means the market value of a share of Stock determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed for the purposes of the Plan with the Inland Revenue on or before that date.

                  2.15 "HOLDER" means an Employee who has been granted an Award, or any person who is entitled to exercise an Award in accordance with the terms of the Plan.

                  2.16 "NON-EMPLOYEE DIRECTOR" means a "non-employee director" as defined in Rule 16b-3 of the Exchange Act.

                  2.17 "OPTION" means a right granted under the Plan to purchase shares of Stock.

                  2.18 "OUTSIDE DIRECTOR" means a member of the Board serving on the Committee who is not a current Employee of the Company, is not a former Employee of the Company who receives compensation for prior services (other than benefits under a tax qualified retirement plan) during the taxable year, has not been an officer of the Company and does not receive remuneration from the Company either directly or indirectly, in any capacity other than as a Director.

                  2.19 "PLAN" means the ILEX Oncology, Inc. 2001 UK Employee Stock Compensation Plan, as set forth in this document and as it may be amended from time to time.

                  2.20 "RETIREMENT" means the termination of an Employee's employment relationship with the Company and all Affiliates after completing at least five years of service and attaining the age of 65.

                  2.21 "STOCK" means the common stock of the Company, $0.01 par value, being shares which comply with the provisions of paragraphs 10 to 14 of Schedule 9 to the Act.

Any reference to legislation in this Plan are to enactments of the United Kingdom except where any such reference denotes that the legislation is of the United States of America.

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                                   ARTICLE III

                      GENERAL PROVISIONS RELATING TO AWARDS

                  3.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Employees of the Company or any of its Affiliates, Awards under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Award to be granted to any person shall be as determined by the Committee.

                  3.2 DEDICATED SHARES; MAXIMUM AWARDS. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be equal to the number of shares reserved for issuance under the Company's 2000 Employee Stock Compensation Plan. The shares of Stock may be treasury shares or authorized but unissued shares. Any Award shall be limited and take effect so that the aggregate of the Fair Market Value of the shares covered by the Award and the fair market value of all shares comprised in subsisting options granted to the Holder pursuant to the Plan or any other option scheme (other than a savings-related share option scheme) approved under Schedule 9 to the Act which is established by the Company or any associated company (within the meaning of Section 416 of the Act) shall not exceed L.30,000 or such other limit specified from time to time in paragraph 28(1) of Schedule 9 to the Act. Subject to the provisions of the immediately preceding sentence, the maximum number of shares subject to Options which may be issued to any person under the Plan during any calendar year is 200,000 shares. The number of shares stated in this Section 3.2 shall be subject to adjustment in accordance with the provisions of Section 3.5.

                  If any outstanding Award expires or terminates for any reason or any Award is surrendered or cancelled, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

                  3.3 NON-TRANSFERABILITY. Options shall not be transferable by the Employee other than by will or under the laws of inheritance, and shall be exercisable, during the Employee's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan shall terminate the Award.

                  3.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws. In the event the Stock issuable on exercise of an Option or pursuant to any other Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

                  3.5 RECAPITALIZATION OR REORGANIZATION OF THE COMPANY.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of shares or other variation in the share capital of the Company, then (a) the number, class, and per share price of shares of Stock subject to outstanding Awards under this Plan may be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Award in full immediately prior to the event in respect of which an adjustment is made; and (b) the number and class of shares of Stock then reserved to be issued under the Plan may be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event in respect of which an adjustment is made. Any such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No adjustment shall be made pursuant to the provisions of this paragraph unless and until the Inland Revenue shall have approved the proposed adjustment in writing.

(c) If while unexercised Awards remain outstanding under the Plan (i) a merger, consolidation or reorganisation of the Company or a similar transaction with or into any other person occurs and as a result of such merger, consolidation, reorganisation or transaction, 50 percent or less of the combined voting power of the then-outstanding securities of the continuing or surviving entity immediately after such merger, consolidation, reorganisation or transaction are held in the aggregate by the holders of voting stock immediately prior to such merger, consolidation, reorganisation or transaction, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), or (iii) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Corporate Change"), then except as otherwise provided in an Award Agreement there shall be no acceleration of the time at which any Award then outstanding may be exercised.

(d)      If any company (hereinafter called the "Acquiring Company") shall:-

                  (a)      obtain Control of the Company as a result of making:-

                           (i) a general offer to acquire the whole of the issued share capital of the Company (not already owned by the Acquiring Company) which offer is made on a condition that if the condition is satisfied the Acquiring Company will have Control of the Company; or

                           (ii) a general offer to acquire all shares of the Company (not already owned by the Acquiring Company) which are of the same class as the shares subject to Awards; or

                  (b) obtain Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under Section 425 of the Companies Act 1985 or in pursuance of any other transaction which the Inland Revenue has confirmed to be equivalent to such a compromise or arrangement

                  (c) become bound or entitled to acquire shares in the Company under Sections 428 to 430F of the Companies Act 1985 or under any other legislation applying to the Company which the Inland Revenue has confirmed to be equivalent to such sections any Holder may at any time within the appropriate period (as defined in Sections 3.5(d) to (f) below) by agreement with the Acquiring Company release his Award under the Plan ("the Old Award") in consideration of the grant to him of an Award ("the New Award") which is equivalent (as defined in this Section 3.5 below) to the Old Award but relates to shares in a company other than the Company (being either the Acquiring Company or some other company within the provisions of sub-paragraphs (b) or (c) of paragraph 10 of Schedule 9 to the
Act).

                  For the purposes of this Section 3.5 the appropriate period means:-

                  (d) in a case falling within Section 3.5(a) above a period of six months beginning with the time when the Acquiring Company has obtained Control of the Company and (if applicable) any condition subject to which the offer is made is satisfied;

                  (e) in a case falling within Section 3.5(b) above the period of six months beginning with the time when the court sanctions the compromise or arrangement or equivalent procedure; and

                  (f) in a case falling within Section 3.5(c) above the period during which the Acquiring Company remains bound or entitled as mentioned in that sub-section.

                  For the purposes of this Section 3.5 the New Award shall be equivalent to the Old Award if the requirements of paragraphs 15(3)(a) to (d) inclusive of the said Schedule 9 are met. The New Award shall, for all other purposes of the Plan, be treated as having been acquired at the same time as the Old Award.

                  With effect from the date on which a Participant releases the Old Award in consideration of the grant to him of the New Award Sections 2, 3.3 to 3.5 and 4 to 7 of this Plan shall in relation to the New Award be construed for the purposes of that New Award as if references directly or indirectly to "the Company" and to "shares of Common Stock" were references to the Acquiring Company and to shares in the Acquiring Company or as the case may be the other company falling within sub-paragraphs (b) or (c) of paragraph 10 of Schedule 9 to the Act.

                  In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 3.5, any outstanding Awards may be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive. No adjustment shall be made pursuant to the provisions of this paragraph unless and until the Inland Revenue shall have approved the proposed adjustment in writing.

                  The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

                                   ARTICLE IV

                                     OPTIONS

                  4.1 EXERCISE PRICE. The price at which Stock may be purchased under an Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In its discretion, the Committee may provide that the price at which shares of Stock may be purchased under an Option shall be more than the minimum price specified above.

                  4.2 DURATION OF OPTIONS. The Committee shall specify the term of the Option at the time of the grant of the Option provided that no Option shall be exercisable after the expiration of ten years from the date on which the Option is granted.

                  4.3 AMOUNT EXERCISABLE. Subject to the provisions of section
3.5 of the Plan, an Option may only be exercised as to one quarter of the number of shares subject to the Option at the time of grant of the Option (rounded up to the nearest whole number and, where relevant, adjusted in accordance with
Section 3.5) on and from each anniversary of such grant.

                  4.4 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of notice to the Committee or its duly appointed agent setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, cheque, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, and/or any other form of payment which is acceptable to the Committee and with the prior approval of the Inland Revenue, and specifying the address to which the certificates for the shares are to be mailed. Such notice to the Committee or its duly appointed agent shall either be by written notice, or if permitted by the Committee and the Inland Revenue and communicated to the Holder, communicated electronically. The exercise of the Option will be effective on the date when the Committee or its duly appointed agent receives the notice of exercise and payment of the exercise price. As promptly as practicable after the exercise of the Option and in any event within 30 days thereafter, the Company shall issue the shares with respect to which the Option has been exercised in the Holder's name. The Company shall then deliver to the Holder a stock certificate for the number of shares with respect to which the Option has been exercised. Shares issued on the exercise of Options shall rank equally in all respects with the Shares in issue on the date of allotment.

                  An Option may not be exercised for a fraction of a share of Stock.

                  An Option cannot be exercised if the Holder is (or was at the date of his death), ineligible to participate in the Plan because of paragraph 8 of Schedule 9 to the Act (material interest provisions).

                  4.5 EXERCISE ON TERMINATION OF EMPLOYMENT.

                  (a) Termination of Employment Other Than As a Result of Retirement, Death or Disability. An Option shall terminate one day less than three months after the termination of employment of the Holder with the Company and all Affiliates for any reason, with or without cause, other than Retirement, death or Disability. Whether authorized leave of absence or absence on military or government service shall constitute termination of employment of an Employee shall be determined by the Committee at that time.

                  (b) Retirement. An Option shall terminate one day less than one year after the Retirement of the Holder.

                  (c) Death. After the death of the Holder, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of inheritance shall have the right, at any time prior to the earlier of the Option's expiration or one day less than one year after the death of the Holder, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death.

                  (d) Disability. If, before the expiration of an Option, the employment of the Holder with the Company and all Affiliates is terminated due to Disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date of the Holder's termination of employment. In the event that the Holder's employment with the Company and all Affiliates is terminated by reason of Disability, the Holder shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his termination of employment due to Disability.

                  4.6 NO RIGHTS AS STOCKHOLDER. No Holder shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                    ARTICLE V

                                 ADMINISTRATION

                  The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. Subject to prior approval of the Inland Revenue in relation to any matter for which such approval is required, in carrying out its authority under the Plan the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

                  (a) determine the persons to whom and the time or times at which Awards will be made,

                  (b) determine the number of shares and the exercise price of Stock covered in each Award, subject to the terms of the Plan,

                  (c) determine the term of an Award,

                  (d) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

                  (e) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties provided that the prior approval of the Inland Revenue is obtained in relation to any such action for which such approval is required.

                                   ARTICLE VI

                        AMENDMENT OR TERMINATION OF PLAN

                  The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion provided that no such amendment shall be effective until approved by the Inland Revenue. Awards granted before any termination or suspension of the Plan will continue to be valid and exercisable, subject to the terms of an Award, or as otherwise described or provided for in this Plan.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan.

                  7.2 NO EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

                  7.3 LOSS OF EMPLOYMENT. If any Holder shall cease to be an Employee for any reason he shall not be entitled by way of compensation for loss of office or otherwise to any sum or other benefit whatsoever to compensate him for the loss of any right under the Plan notwithstanding any provision to the contrary in his contract of employment.

                  7.4 FORFEITURE. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of an indictable offence, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavour in the United States or the United Kingdom which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Holder shall forfeit all outstanding Options and all outstanding Awards. Clause (b) shall not be deemed to have been violated solely by reason of the Holder's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

                  The decision of the Committee as to the cause of the Holder's discharge, the damage done to the Company or an Affiliate, and the extent of the Holder's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the termination of employment of the Holder by the Company or an Affiliate in any manner.

                  7.5 EVIDENCE OF THE AWARD. Each Award shall be granted by written agreement which shall be subject to the terms and conditions of the Plan and shall be accepted by the Holder either electronically or by signature as established by the Committee and communicated to the Holder from time to time and which shall contain details of (i) the number of shares subject to the Award, (ii) the exercise price of the Option subject to the Award; and (iii) the term of the Option subject to the Award. Consideration shall be payable for the Award. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

                  7.6 GENDER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

                  7.7 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

                  7.8 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

                  7.9 OTHER OPTIONS OR AWARDS. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

                  7.10 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of England and Wales.